Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent events	Subsequent events
Management Agreements
On February 3, 2021 the Company entered into a management agreement with Energy Drilling to maintain, market and operate our owned tender rigs T-15, T-16, and West Vencedor. The agreement started a 90-day transition period of services provided from Seadrill Limited to Energy Drilling.
On February 10, 2021 the Company submitted a motion for approval of a new framework agreement with Vantage Drilling for the management of certain rigs in our fleet. Following the execution of the Vantage Drilling management services agreement, the Debtors continued to receive proposals with respect to the operation of their floater vessels. Because the Vantage Drilling management services agreement remained subject to Bankruptcy Court approval (and was therefore not binding upon the Debtors), the Debtors undertook to assess such alternative proposals. Upon assessing the alternative proposals, the Debtors determined that the commercial proposition served by using a combination of Vantage Drilling, Diamond Offshore Drilling Inc. (“Diamond”), and Odfjell Drilling Ltd. (“Odjfell”), each as managers of certain of the Debtors’ floater vessels, was superior to the original Vantage Drilling management structure. Therefore, on March 16, 2021, the Debtors filed a supplement to the motion seeking approval of management services agreements with Vantage Drilling, Diamond, and Odjfell. On March 18, 2021, the Bankruptcy Court approved the motion, authorizing the Debtors to enter into management services agreements with Diamond, Odfjell, and an amended management services agreement with Vantage Drilling.